Roundhill S&P 500 Target 20 Managed Distribution ETF
Schedule of Investments
March 31, 2025 (Unaudited)

PURCHASED OPTIONS - 99.2%(a)	Notional Amount	Contracts	Value
Call Options - 99.2%(b)(c)			$–
SPDR Portfolio S&P 500 ETF		–	$–
Expiration: 11/21/2025; Exercise Price: $0.01	$243,312	37	$241,587
Expiration: 12/03/2025; Exercise Price: $0.01	118,368	18	117,519
Expiration: 02/11/2026; Exercise Price: $0.01	144,672	22	143,173
Expiration: 03/12/2026; Exercise Price: $0.01	6,576	1	6,510
SPDR S&P 500 ETF Trust		–	$–
Expiration: 11/21/2025; Exercise Price: $0.01	3,747,913	67	3,720,425
Expiration: 12/03/2025; Exercise Price: $0.01	2,629,133	47	2,610,216
Expiration: 02/11/2026; Exercise Price: $0.01	9,901,203	177	9,800,936
Expiration: 03/12/2026; Exercise Price: $0.01	7,551,765	135	7,479,158
Expiration: 04/08/2026; Exercise Price: $0.01	1,006,902	18	994,390
TOTAL PURCHASED OPTIONS (Cost $26,461,013)			25,113,914

SHORT-TERM INVESTMENTS - 0.8%			Value
Money Market Funds - 0.8%		Shares
First American Government Obligations Fund - Class X, 4.27% (d)		212,695	212,695
TOTAL SHORT-TERM INVESTMENTS (Cost $212,695)			212,695

TOTAL INVESTMENTS - 100.0% (Cost $26,673,708)			25,326,609
Liabilities in Excess of Other Assets - (0.0)% (e)			(8,167)
TOTAL NET ASSETS - 100.0%			$25,318,442
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill S&P 500 Target 20 Managed Distribution ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$25,113,914	$–	$25,113,914
Money Market Funds	212,695	–	–	212,695
Total Investments	$212,695	$25,113,914	$–	$25,326,609

Refer to the Schedule of Investments for further disaggregation of investment categories.